UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2005

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of APAC Customer Services, Inc. (the "Company") adopted an amended and restated APAC Customer Services, Inc. Management Incentive Plan (the "MIP"), which authorizes the Company to award annual and long-term financial incentives to certain eligible employees based on stated performance goals of the Company and, in some cases, specified individual goals. Employees are eligible to participate in the MIP as determined by the Compensation Committee. Awards may be payable in cash, or in shares of Company common stock authorized for issuance under the Company’s Amended and Restated 1995 Incentive Stock Plan ("Incentive Stock Plan") or successor plans and registered accordingly. The MIP became effective February 8, 2005 for fiscal periods commencing January 3, 2005, and will remain in effect through February 8, 2015, subject to termination or amendment by the Compensation Committee pursuant to the provisions of the MIP. The MIP will be subject to shareholder approval for any awards granted under the MIP after the Company’s 2005 annual shareholder meeting, but not for awards granted before such annual meeting.

The foregoing description of the MIP is qualified in its entirety by the copy of the MIP attached hereto as Exhibit 10.1 and incorporated herein by reference. Also filed with this current report as Exhibit 10.2 is the form of Management Incentive Plan Annual Award Agreement and, as Exhibit 10.3, the form of Management Incentive Plan Long-Term Award Agreement, both of which are incorporated herein by reference.

On February 8, 2005, the Compensation Committee approved an annual incentive program providing for awards to executive officers and other key employees as designated by the Compensation Committee. The awards will be issued under the MIP pursuant to Annual Award Agreements, a form of which is attached hereto as Exhibit 10.2.

On February 8, 2005, the Compensation Committee also approved option grants to executive officers and certain other officers of the Company of nonqualified stock options under the Incentive Stock Plan having an exercise price per share equal to the fair market value of Company common stock on the date of grant. The stock options will vest ratably over five annual vesting dates, subject to acceleration in whole or in part under certain events of termination of employment or change in control of the Company. Unless sooner terminated, the options expire ten years from the date of grant. The form of Stock Option Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Also on February 8, 2005, the Compensation Committee approved a long-term incentive program providing for awards to certain management employees of the Company not receiving option grants. These awards are payable in cash based on the achievement of certain stated performance goals for the 2007 fiscal year. The awards will be issued under the MIP pursuant to Long-Term Award Agreements, a form of which is attached hereto as Exhibit 10.3.

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2005, the Company issued a press release setting forth the Company’s financial and operating results for the fourth quarter of 2004 and for fiscal year 2004. A copy of this press release is attached hereto as Exhibit 99.1. The information set forth in this Item 2.02, including Exhibit 99.1, should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filings.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 APAC Customer Services, Inc. Management Incentive Plan, as amended and restated on February 8, 2005 for fiscal periods beginning on January 3, 2005.
Exhibit 10.2 Form of Management Incentive Plan Annual Award Agreement under Management Incentive Plan
Exhibit 10.3 Form of Management Incentive Plan Long-Term Award Agreement under Management Incentive Plan
Exhibit 10.4 Form of Stock Option Agreement
Exhibit 99.1 Press release issued by APAC Customer Services, Inc. on February 9, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

February 11, 2005	By:	/s/ Marc T. Tanenberg

Name: Marc T. Tanenberg
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	APAC Customer Services, Inc. Management Incentive Plan, as amended and restated on Feburary 8, 2005 for fiscal period beginning on January 3, 2005
10.2	Form of Management Incentive Plan Annual Award Agreement under Management Incentive Plan
10.3	Form of Management Incentive Plan Long-Term Award Agreement under Management Incentive Plan
10.4	Form of Stock Option Agreement
99.1	Press release issued by APAC Customer Services, Inc. on February 9, 2005